                                   PLEDGE AGREEMENT
                                   ----------------


    THIS PLEDGE AGREEMENT is made as of September ___, 1995, by ________________________________________, a __________________ corporation [AN
INDIVIDUAL RESIDENT OF ____________] ("Pledgor"), in favor of NationsBank of Texas, N.A., a national banking association, as Administrative Lender ("Administrative Lender") for NationsBank of Texas, N.A., and each other lender a party to the Credit Agreement described below (singly, a "Secured Party" and collectively, the "Secured Parties").

A.  AGREEMENT

    1. PLEDGE. Upon the terms hereof, for value received, the Pledgor hereby irrevocably and unconditionally pledges, assigns, hypothecates and transfers to the Administrative Lender, for the ratable benefit of the Administrative Lender and Secured Parties, a first and prior pledge and security interest in (a) all member interests of Power-One LLC, a Delaware limited liability company ("Power-One"), now or hereafter owned beneficially or of record by the Pledgor, including the member interests described on Exhibit A attached hereto, and
(b) all proceeds thereof, and any increase and profits received therefrom (except any distribution permitted under the Credit Agreement including Tax Distributions) (collectively, "Collateral"). Unless otherwise defined in this agreement, terms used herein shall have the meanings set forth in the Credit Agreement, dated as of September 29, 1995, among Power-One, the Administrative Lender, and the Secured Parties (as amended, modified, supplemented, renewed or extended from time to time, "Credit Agreement").

B.  OBLIGATION

    1. DESCRIPTION OF OBLIGATION. The following obligations (collectively, "Obligation") are secured by this agreement:

         a. All debt, obligations, liabilities and agreements of any nature of Power-One to the Secured Parties or any Secured Party, whether matured or unmatured, fixed or contingent, including all future advances, now or hereafter existing, in each case arising pursuant to or in connection with
    (i) this agreement; (ii) the Credit Agreement; (iii) all other Loan Documents; and (iv) all amendments, modifications, renewals, extensions, increases, substitutions or rearrangements of any of the foregoing.

         b. All reasonable costs incurred by the Administrative Lender or any Secured Party to obtain, preserve, perfect and enforce this agreement, the other Loan Documents, and the pledge and security interest granted hereby, collect the Obligation, and maintain, preserve, collect and enforce the Collateral, including without limitation taxes, assessments, reasonable attorneys' fees and reasonable legal expenses, and reasonable expenses of sale.

         c. Interest on the above amounts as agreed between Power-One and the Secured


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    Parties, including, without limitation, interest, reasonable fees and other charges that would accrue or become owing both prior to and subsequent to and but for the commencement of any proceeding against or with respect to Power-One under any chapter of the Bankruptcy Code of 1978, 11 U.S.C.
    Section 101 ET SEQ. whether or not a claim is allowed for the same in any such proceeding.

C.  COVENANTS, REPRESENTATIONS AND WARRANTIES

    1. REPRESENTATIONS AND WARRANTIES. The Pledgor represents and warrants that (a) it has full power, authority and legal right to execute, deliver and perform this agreement; (b) the member interests of Power-One described on Exhibit A constitutes 100% of the issued and outstanding member interests of Power-One owned by it; (c) the member interests pledged hereunder are duly authorized, validly issued, fully paid and nonassessable; (d) the pledge, assignment and delivery of the Collateral create a valid, so long as the Administrative Lender retains physical possession of the Collateral, first and prior perfected security interest in the Collateral and no other security agreement covering the Collateral, or any part thereof, has been made, and no pledge or security interest, other than the one herein created, has attached or been perfected in the Collateral or in any part thereof, provided that additional action may be required with respect to the perfection of proceeds of the Collateral; and (e) Pledgor has no knowledge of any dispute, right of setoff, counterclaim or defense exists with respect to any part of the Collateral. The delivery at any time by the Pledgor to the Administrative Lender of Collateral shall constitute a representation and warranty by the Pledgor under this agreement that, with respect to such Collateral, and each item thereof, the Pledgor is the sole legal and beneficial owner of, with good title to, the Collateral; and the matters warranted in this paragraph are true and correct.

    2.   COVENANTS.

         a.   AFFIRMATIVE COVENANTS.  The Pledgor covenants and agrees
    (i) promptly to deliver to the Administrative Lender all instruments, certificates, documents or agreements evidencing any of the Collateral;
    (ii) from time to time promptly to execute and deliver to the Administrative Lender all such other assignments, certificates, supplemental writings and financing statements, and do all other acts or things, as the Administrative Lender or any Secured Party may reasonably request in order more fully to evidence and perfect the security interest and pledge herein created or to effect the purposes of this agreement; and
    (iii) promptly to notify the Administrative Lender of any claim, action or proceeding materially adversely affecting title to the Collateral, or any part thereof, or the security interest therein.

         b. NEGATIVE COVENANTS. The Pledgor covenants and agrees that the Pledgor will not (i) sell, assign or transfer any of the Pledgor's rights in the Collateral, unless such sale is expressly made subject to the Lien granted herein; (ii) create any other security interest or pledge in, mortgage or otherwise encumber the Collateral or any part thereof; (iii) cause, permit, or suffer Power-One to issue any member interests to the Pledgor that is not concurrently delivered to the Administrative Lender; or (iv) agree to amend or modify the operating agreement for Power-One (or otherwise agree or obligate the Pledgor) in such a manner as to require additional capital contributions to be made by the Pledgor in respect of its member interest.

D.  RIGHTS OF SECURED PARTIES

    1. RIGHTS TO DIVIDENDS, DISTRIBUTIONS, AND PAYMENTS. With respect to such instruments which are certificates, bonds or other securities, the Administrative Lender may demand of Power-One, and may receive and receipt for, any and all dividends and other distributions (other than cash dividends) payable in respect thereof, whether ordinary or extraordinary, other than those distributions permitted by the Credit Agreement. The Administrative Lender shall have the authority, following an Event of Default and upon written notice to the Pledgor to do so, to have such certificates, bonds or other securities registered either in the Administrative Lender's name or in the name of a nominee. If, while this agreement is in effect, the Pledgor shall become entitled to receive or shall receive any certificate (including, without limitation, any certificate representing a dividend or a distribution in connection with any reclassification, increase or reduction of capital, or issued in connection with any reorganization), option or rights, whether as an addition to, in substitution of, as a conversion of or in exchange for any of the Collateral, or otherwise, the Pledgor agrees to accept the same as the Administrative Lender's agent and to hold the same in trust on behalf of and for the benefit of the Administrative Lender, and to deliver the same forthwith to the Administrative Lender in the exact form received, with appropriate undated stock powers, duly executed in blank, to be held by the Administrative Lender, subject to the terms hereof, as additional collateral security for the Obligation. Until an Event of Default shall have occurred, the Pledgor shall be entitled to receive all cash distributions paid in respect of the Collateral. After the occurrence of an Event of Default, the Administrative Lender shall be entitled to all cash distributions (except for Tax Distributions), and to any sums paid upon or in respect of the Collateral upon the liquidation, dissolution or reorganization of the issuer thereof which shall be paid to the Administrative Lender to be held by it as additional collateral security for the Obligation. In case any distribution shall be made on or in respect of the Collateral pursuant to the reorganization, liquidation or dissolution of the issuer thereof, the property so distributed shall be delivered to the Administrative Lender to be held by it as additional collateral security for the Obligation. After an Event of Default, all sums of money and property so paid or distributed in respect of the Collateral (other than proceeds of any liquidation or similar proceeding) which are received by the Pledgor shall, until paid or delivered to the Administrative Lender, be held by the Pledgor in trust as additional Collateral for the Obligation.

    2. PRESERVATION OF COLLATERAL. Neither the Administrative Lender nor any Secured Party shall have any duty to fix or preserve rights against prior parties to the Collateral, nor be liable for any delay in the collection of, or failure to use diligence to collect on, the Obligation or any amount payable in respect of the Collateral.

    3. PERFORMANCE BY THE ADMINISTRATIVE LENDER. Should any covenant, duty or agreement of the Pledgor fail to be performed in accordance with its terms hereunder, the Administrative Lender may, but shall never be obligated to, perform or attempt to perform such covenant, duty or agreement on behalf of the Pledgor, and any amount expended by the Administrative Lender in such performance or attempted performance shall become a part of the Obligation, shall be payable upon demand and shall bear interest at a per annum rate equal to the lesser of the Highest Lawful Rate and the sum of the Base Rate Basis plus two percent.

    4. VOTING RIGHTS. Subject to Section F.1. hereof, it is expressly understood and agreed that the Pledgor shall retain all voting rights to the Collateral until the occurrence of an Event of Default, at which time such voting rights shall transfer to the Administrative Lender, at its sole discretion.

    5. POWER OF ATTORNEY. PLEDGOR HEREBY IRREVOCABLY GRANTS TO THE ADMINISTRATIVE LENDER PLEDGOR'S PROXY (EXERCISABLE FROM AND AFTER THE OCCURRENCE OF AN EVENT OF DEFAULT WHICH IS CONTINUING) TO VOTE ANY COLLATERAL AND APPOINTS THE ADMINISTRATIVE LENDER PLEDGOR'S ATTORNEY-IN-FACT TO PERFORM ALL OBLIGATIONS OF PLEDGOR UNDER THIS AGREEMENT AND TO EXERCISE ALL OF THE ADMINISTRATIVE LENDER'S RIGHTS HEREUNDER. THE PROXY AND POWER OF ATTORNEY HEREIN GRANTED, AND EACH STOCK POWER AND SIMILAR POWER NOW OR HEREAFTER GRANTED (INCLUDING ANY EVIDENCED BY A SEPARATE WRITING) ARE COUPLED WITH AN INTEREST AND ARE IRREVOCABLE PRIOR TO FINAL PAYMENT IN FULL OF THE OBLIGATIONS.

E.  DEFAULT

    1. RIGHTS AND REMEDIES. Upon the occurrence of an Event of Default, in addition to any and all other rights and remedies which the Administrative Lender or any Secured Party may then have hereunder, under any other Loan Documents, under Applicable Law or otherwise, the Administrative Lender at its option may, subject to any limitation or restriction imposed by any applicable bankruptcy, insolvency or other law relating to the relief of debtors,
(a) obtain from any Person information regarding the Pledgor, any issuer of the Collateral, or any of their businesses, which information any such Person may furnish without liability to the Pledgor; (b) require the Pledgor to give possession or control of any of the Collateral to the Administrative Lender;
(c) unless earlier permitted hereunder, take control of funds generated by the Collateral and any other proceeds (except any distribution permitted under the Credit Agreement including Tax Distributions) and exercise all other Rights which an owner of such Collateral may exercise; (d) declare the entire unpaid balance of principal and interest on the Obligation immediately due and payable, without notice, demand or presentment, which are hereby expressly waived;
(e) reduce its claim to judgment, foreclose or otherwise enforce its security interest in all or any part of the Collateral by any available judicial procedure; (f) after notification, if any, provided for in this agreement or any other Loan Documents, sell or otherwise dispose of, at the office of the Administrative Lender, all or any part of the Collateral, and any such sale or other disposition shall be in accordance with Applicable Law, and may be as a unit or in parcels, by public or private proceedings, and by way of one or more contracts (it being agreed that the sale of any part of the Collateral shall not exhaust the Administrative Lender's power of sale, but sales may be made from time to time until all of the Collateral has been sold or until the Obligation has been paid in full), and at any such sale it shall not be necessary to exhibit the Collateral; (g) at its discretion, retain the Collateral in satisfaction of the Obligation whenever the circumstances are such that the Administrative Lender is entitled to do so under Applicable Law; (h) apply by appropriate judicial proceedings for appointment of a receiver for the Collateral, or any part hereof, and the Pledgor hereby consents to any appointment; (i) buy the Collateral at any public sale; and (j) buy the Collateral at any private sale, subject to any restrictions imposed by Applicable Law. Any Secured Party may buy the Collateral at any public sale and buy the Collateral at any private sale, subject to the restrictions imposed by Applicable Law. Pledgor agrees that, if notice is required to be given by Applicable Law, 10 days' advance written notice shall constitute reasonable notice. The Administrative Lender shall apply the proceeds of any collection, sale, disposition or other realization upon any Collateral as follows:

         FIRST, to the payment of the reasonable costs and expenses of such collection, sale, disposition, or other realization, including reasonable out-of-pocket costs and expenses of the Administrative Lender and the reasonable fees and expenses of its agents and counsel;

         NEXT, to the payment of the Obligations, equally and ratably to each Secured Party in accordance with the respective amounts thereof due and owing to each Secured Party; and

         FINALLY, to the payment to the Pledgor, or its successors or assigns, or as a court of competent jurisdiction may direct, of any surplus then remaining.

If the proceeds of collection, sale, disposition, or other realization are insufficient to cover the costs and expenses of such realization and the payment in full of the Obligation, the Pledgor shall not remain liable for any deficiency.

    2.   TRANSFER

         a. The Pledgor recognizes that the Administrative Lender may be unable to effect a public sale of any or all of the Collateral by reason of certain prohibitions contained in the Securities Act and applicable state securities laws, but may be compelled to resort to one or more private sales thereof to a restricted group of purchasers who will be obliged to agree, among other things, to acquire such Collateral for their own account for investment and not with a view to the distribution or resale thereof. The Pledgor acknowledges and agrees that any such private sale conducted in the manner described herein may result in prices and other terms less favorable to the seller than if such sale were a public sale and, notwithstanding such circumstances, agrees that any private sale shall be made in a commercially reasonable manner. The Administrative Lender shall be under no obligation to delay a sale of any of the Collateral for the period of time necessary to permit the issuer of the Collateral to register such Collateral for public sale under the Securities Act, or under applicable state securities laws, even if the issuer of the Collateral would agree to do so.

         b. The Pledgor agrees (i) that in the event the Administrative Lender shall, upon any Event of Default, sell the Collateral or any portion thereof, at a private sale or sales, the Administrative Lender shall have the right to rely upon the advice and opinion of a member of a nationally recognized investment banking firm acceptable to the Administrative Lender, as to the best price reasonably obtainable upon such a private sale thereof, and (ii) in the absence of fraud, wilful misconduct and gross negligence, that such reliance shall be conclusive evidence that the Administrative Lender handled such matter in a commercially reasonable manner under the Uniform Commercial Code.

    3. NOTICE. Notification of the time and place of any public sale of the Collateral, or reasonable notification of the time after which any private sale or other intended disposition of the Collateral is to be made, shall be sent to the Pledgor and to any other Person entitled under Applicable Law to notice.

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F.  GENERAL

    1. ADMINISTRATIVE LENDER'S DUTIES. The Secured Parties hereby appoint NationsBank of Texas, N.A. as Administrative Lender to act as their agent as provided herein. In the event the Administrative Lender is replaced pursuant to
Section 10.1(b) of the Credit Agreement, the successor Administrative Lender appointed in accordance with Section 10.1(b) of the Credit Agreement shall be the Administrative Lender hereunder. The powers conferred on the Administrative Lender hereunder are solely to protect the Secured Parties' interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Administrative Lender shall have no duty as to any Collateral, as to ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders, or other matters relative to any Collateral, whether or not the Administrative Lender or any Secured Party has or is deemed to have knowledge of such matters, or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any reasonable care in the custody and preservation of any Collateral in its possession if such Collateral is accorded treatment substantially equal to that which the Administrative Lender accords its own property. Except as set forth herein the Administrative Lender shall not have any duty or liability to protect or preserve any Collateral or to preserve rights pertaining thereto. Nothing contained in this agreement shall be construed as requiring or obligating the Administrative Lender, and the Administrative Lender shall not be required or obligated, (a) to present or file any claim or notice or take any action, with respect to any Collateral or in connection therewith or (b) to notify Pledgor of any decline in the value of any Collateral.

    2. CUMULATIVE RIGHTS. All rights and remedies of the Administrative Lender and the Secured Parties hereunder are cumulative of each other and of every other right or remedy which the Administrative Lender or the Secured Parties may otherwise have at law or in equity or under any other contract or other writing for the enforcement of the security interest herein or the collection of the Obligation, and the exercise of one or more rights or remedies shall not prejudice or impair the concurrent or subsequent exercise of other rights or remedies.

    3. WAIVER. Should any part of the Obligation be payable in installments, the acceptance by any Secured Party at any time and from time to time of partial payment of the aggregate amount of all installments then matured shall not be deemed as a waiver of any Event of Default then existing. No waiver by the Administrative Lender or any Secured Party of any Event of Default shall be deemed to be a waiver of any other subsequent Event of Default, nor shall any such waiver by the Administrative Lender or any Secured Party be deemed to be a continuing waiver. No delay or omission by the Administrative Lender or any Secured Party in exercising any right or power hereunder, or under any other Loan Documents, shall impair any such right or power or be construed as a waiver thereof or an acquiescence therein, nor shall any single or partial exercise of any such right or power preclude other or further exercise thereof, or the exercise of any other right or power of the Administrative Lender or any Secured Party hereunder or under such other writings.


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    4.   INTEREST; LIMITATION OF LAW.  No provision herein or in any Loan
Documents shall require the payment or permit the collection of interest in excess of the maximum permitted by Applicable Law. If, in any contingency whatsoever, the Administrative Lender or any Secured Party shall receive anything of value from the Pledgor deemed interest under Applicable Law which would exceed the maximum amount of interest permissible under Applicable Law, the provisions of the Credit Agreement shall govern.

    5. PARTIES BOUND. This agreement shall be binding on the Pledgor and its heirs, successors, assigns, administrators and legal representatives, and shall inure to the benefit of the Administrative Lender and the Secured Parties, and their successors, permitted assigns and legal representatives; provided, however, that the Pledgor may not assign its rights or obligations hereunder without the prior written consent of the Administrative Lender. The rights, powers and interests held by the Administrative Lender hereunder may be transferred and assigned by the Administrative Lender, in whole or in part, at such time and upon such terms as permitted by the Credit Agreement.

    6. NOTICE; WAIVERS BY PLEDGOR. Notice shall be deemed reasonable if sent by telex or telegraph, or certified mail return receipt requested, postage prepaid, or by a reputable commercial overnight delivery service, at least five days before the related action (or if Applicable Law specifies a longer period, such longer period) to the address of the Pledgor given above. The Pledgor waives notices of the creation, advance, increase, existence, extension or renewal of, and of any indulgence with respect to, the Obligation; waives presentment, demand, notice of dishonor and protest; waives notice of the amount of the Obligation outstanding at any time, notice of any change in financial condition of any Person liable for the Obligation or any part thereof, notice of any Event of Default and all other notices respecting the Obligation; waives all rights of redemption, appraisal, or valuation; and agrees that maturity of the Obligation and any part thereof may be accelerated, increased, extended or renewed one or more times by the Secured Parties in their discretion, without notice to the Pledgor.

    7. MODIFICATIONS. No provision hereof shall be modified or limited except by a written agreement expressly referring hereto and to the provisions so modified or limited and signed by the Administrative Lender, nor by course of conduct, usage of trade or mercantile law.

    8. CONTROL. Notwithstanding anything herein to the contrary, this agreement and the transactions contemplated hereby do not and will not constitute, create, or have the effect of constituting or creating, directly or indirectly, actual or practical ownership of the Pledgor or the issuer of the Collateral by the Administrative Lender, or control, affirmative or negative, direct or indirect, by the Administrative Lender or the Secured Parties, over the management or any aspect of the day-to-day operation of the Pledgor or the issuer of the Collateral, which control remains in the Pledgor and the issuer of the Collateral.


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

    9. OBLIGATIONS NOT AFFECTED. To the fullest extent permitted by Applicable Law, the pledge, assignment and security interest granted herein and obligations of the Pledgor under this agreement shall remain in full force and effect without regard to, and shall not be impaired or affected by:

         a. any amendment or modification or addition or supplement to any Loan Document, any instrument delivered in connection therewith or any assignment or transfer thereof, including but not limited to any increase in the Commitment;

         b. any exercise, non-exercise, or waiver by the Administrative Lender or any Secured party of any right, remedy, power or privilege under or in respect of, or any release of any guaranty, any collateral or the Collateral or any part thereof provided pursuant to, this Agreement or any other Loan Document;

         c. any waiver, consent, extension, indulgence or other action or inaction in respect of this Agreement or any other Loan Document or any assignment or transfer of any thereof; or

         d. any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or the like of Power-One, any other Obligor or any other Person, whether or not Debtor shall have notice or knowledge of any of the foregoing.

    10. TAX DISTRIBUTIONS. The Pledgor acknowledges that the terms of the Credit Agreement permit Tax Distributions to be made to the Pledgor. In consideration for permitting such Tax Distributions, to the extent that the Pledgor shall realize a reduction in state or federal income Taxes for any year as a result of losses incurred by Power-One, the Pledgor agrees to make an equity contribution to Power-One in the amount of such reduction in federal and state income Taxes within 30 days after the Pledgor files its Tax returns for such year in an amount equal to the lesser of (i) the amount of such reduction in federal and state income taxes or (ii) the aggregate Tax Distributions paid to the Pledgor since the date of this agreement.

    11. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND THE UNITED STATES OF AMERICA. WITHOUT EXCLUDING ANY OTHER JURISDICTION, THE PLEDGOR AGREES THAT THE STATE AND FEDERAL COURTS OF TEXAS LOCATED IN DALLAS, TEXAS SHALL HAVE JURISDICTION OVER PROCEEDINGS IN CONNECTION HEREWITH.

    12. CONSENT TO PLEDGE BY OTHER MEMBERS. The Pledgor hereby consents to the execution and delivery by each other member interest owner in Power-One of a pledge agreement in form and substance similar to this Agreement, the effect of which will cause 100% of the member interests


                                         -9-
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in Power-One to be assigned to secure the Obligations.

    13. NO RECOURSE. Notwithstanding anything in this agreement to the contrary, other than the obligation to contribute the Tax Distributions as provided in Section 10 of this agreement, the Pledgor shall have no personal liability as a result of the Pledgor's execution and delivery of this Agreement, and the only recourse the Administrative Lender and the Secured Parties shall have hereunder shall be against the Collateral.

    14. WAIVER OF JURY TRIAL. THE PLEDGOR AND THE ADMINISTRATIVE LENDER HEREBY KNOWINGLY, VOLUNTARILY, IRREVOCABLY AND INTENTIONALLY WAIVE, TO THE MAXIMUM EXTENT PERMITTED BY LAW, ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR CLAIM ARISING OUT OF OR RELATED TO THIS AGREEMENT OR ANY OF THE LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY. THIS PROVISION IS A MATERIAL INDUCEMENT TO EACH LENDER ENTERING INTO THE CREDIT AGREEMENT.

    15. ENTIRE AGREEMENT. THIS AGREEMENT, TOGETHER WITH THE OTHER LOAN DOCUMENTS, REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES HERETO. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

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    IN WITNESS WHEREOF, the Pledgor has executed this Pledge Agreement as of
September ___, 1995.


                                  -----------------------------------------



Address of Pledgor:

                                  By:
------------------------------        -------------------------------------
                                      Name:
------------------------------              -------------------------------
                                      Title:
                                             ------------------------------



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


                                  NATIONSBANK OF TEXAS, N.A., as Administrative Lender and as a Secured Party



                                  By:
                                      -------------------------------------
                                      William C. Collins
                                      Senior Vice President


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

                            Exhibit A to Pledge Agreement


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